UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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ASCENT SOLAR TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY [__], 2017

February [__], 2017

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Ascent Solar Technologies, Inc., a Delaware corporation, will be held on February [__], 2017, at 10:00 a.m. Mountain Time at the Company’s offices, 12300 North Grant Street, Thornton, Colorado 80241, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.
To approve a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 2,000,000,000 to 20,000,000,000 (the “Authorized Share Increase”);

2.
To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Authorized Share Increase (the “Adjournment Proposal”); and

3.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

Stockholders who owned shares of our common stock at the close of business on January 23, 2017 are entitled to receive notice of, attend and vote at the Special Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available at our corporate offices listed above during regular business hours for the ten days prior to the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail.

By Order of the Board of Directors

Victor Lee
President and Chief Executive Officer
Thornton, Colorado
February [__], 2017

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February [__], 2017 — The Proxy Statement is available at www.ascentsolar.com.

ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000
___________________

PROXY STATEMENT
___________________

For the Special Meeting of Stockholders to be held on February [__], 2017

Your proxy is being solicited on behalf of the Board of Directors (the “Board”) of Ascent Solar Technologies, Inc., a Delaware corporation, for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 a.m. Mountain Time on February [__], 2017, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Special Meeting will be held at the Company’s offices, 12300 North Grant Street, Thornton, Colorado 80241.

These proxy materials are first being provided on or about February [__], 2017 to all stockholders as of the record date, January 23, 2017. Stockholders who owned our common stock at the close of business on January 23, 2017 are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were 1,543,271,232 shares of our common stock outstanding.

All proxies will be voted in accordance with the instructions contained on those proxies, and if no choice is specified, the proxies will be voted in favor of each matter set forth in the accompanying Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary.

References to the “Company,” “Ascent,” “Ascent Solar,” “our,” “us” or “we” mean Ascent Solar Technologies, Inc.

VOTING AND RELATED MATTERS	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	7
PROPOSAL NO. 1: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK	8
PROPOSAL NO. 2: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE AUTHORIZED SHARE INCREASE	13
STOCKHOLDER PROPOSALS	14
OTHER BUSINESS	15
APPENDIX A: CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	16

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Ascent Solar, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below. Each share of our common stock you owned as of the record date entitles you to one vote on each proposal presented at the Special Meeting.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Voting by Mail. You can vote by marking, dating and signing your proxy card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Voting in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

•	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•
provide written notice by February [__], 2017 of the revocation to our Corporate Secretary at our principal executive offices, which are located at 12300 North Grant Street, Thornton, Colorado 80241; or

•	attend the Special Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on January 23, 2017 are entitled to receive notice and vote at the meeting. On the record date, there were 1,543,271,232 issued and outstanding shares of our common stock. Each holder of our common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on each of the matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the following table summarizes the voting requirements to approve each proposal:

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal No. 1 – To approve a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 2,000,000,000 to 20,000,000,000 (the “Authorized Share Increase”).

	The affirmative vote of a majority of the outstanding shares of common stock.	Yes
Proposal No. 2 – To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Authorized Share Increase (the “Adjournment Proposal”).

	The affirmative vote of a majority of the shares of common stock present in person or by proxy at the Special Meeting.	Yes

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors will also determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Accordingly, abstentions will have the same effect as a vote “AGAINST” Proposal No. 1 and “AGAINST” Proposal No. 2.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, is permitted to either leave your shares unvoted or vote your shares on matters that are considered routine. The Company believes that each of Proposal No. 1 and Proposal No. 2 will be considered a routine matter. Consequently, without your voting instructions, your brokerage firm will be able to vote your shares on Proposal No. 1 and Proposal No. 2 in its discretion.

Any such unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. Broker non-votes will not be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming that a quorum is present, broker non-votes (if any) will have the same effect as a vote “AGAINST” Proposal No. 1 at the Special Meeting. . Assuming that a quorum is present, broker non-votes (if any) will have no effect on the approval of Proposal No. 2 at the Special Meeting.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting as directed. If no specification is indicated, the shares will be voted:

(1)
“FOR” Proposal No. 1 to approve a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 2,000,000,000 to 20,000,000,000; and

(2)
“FOR” Proposal No. 2 to authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Authorized Share Increase; and

(3)	at the discretion of your proxies on any other matter that may be properly brought before the Special Meeting.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

Voting results will be announced at the Special Meeting and published in a Form 8-K to be filed within four (4) business days after the Special Meeting.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.

We will promptly deliver a separate copy of these proxy materials to any stockholder upon written or oral request to our Corporate Secretary by mail at 12300 North Grant Street, Thornton, Colorado 80241 or by phone at (720) 872-5000.

If: (1) you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another stockholder and in the future together you would like to receive only a single paper copy of these materials, please notify our Corporate Secretary by mail at 12300 North Grant Street, Thornton, Colorado 80241 or by phone at (720) 872-5000.

If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, or by mail, facsimile, telephone, messenger or via the Internet, without additional compensation.

Driving Directions to the Special Meeting

Our main office is approximately 29 miles from Denver International Airport. From Denver International Airport, take Pena Boulevard to I-70 West to I-25 North. Exit at 120th Avenue. Turn right onto 120th Avenue, and then turn left onto Grant Street. Our office is on the right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock by our directors, executive officers and greater than 5% beneficial owners as of January 20, 2017.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. For purposes of calculating the percentage of our common stock beneficially owned, there were 1,543,271,232 shares of our common stock outstanding as of January 20, 2017.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director and named executive officer is c/o Ascent Solar Technologies, Inc., 12300 North Grant Street, Thornton, Colorado 80241.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
5% Stockholders:
Tertius Financial Group Pte. Ltd. (1)	333,333,333	21.60%
Redwood Management LLC (2)	156,391,033	9.99%
Eagle Equities, LLC (3)	135,132,440	8.05%
Bay Private Equity Inc. (4)	167,909,453	9.90%
Global Ichiban Ltd. (5)	169,571,423	9.90%
Seng Wei Seow (6)	169,571,423	9.90%
Named Executive Officers and Directors:
Victor Lee (7)	46,500	*
Amit Kumar, Ph.D.	46,751	*
Kim J. Huntley	29,487	*
G. Thomas Marsh	30,583	*
Xu Biao (8)	75,000	*
All directors and executive officers as a group (5 persons)		*

* Less than 1.0%.

(1)
The address of Tertius Financial Group Pte. Ltd. (“Tertius”) is c/o Ascent Solar Technologies, Inc., 12300 North Grant Street, Thornton, Colorado 80241. Consists of shares of common stock owned as of January 20, 2017.

(2)
The address of Redwood Management LLC is 16850 Collins Avenue, Suite 112-341, Sunny Isles Beach, Florida 33160. Consists of shares of common stock owned as of January 20, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series E preferred stock, Series F preferred stock, and secured convertible promissory notes held by Redwood Management LLC and certain affiliated parties (“Redwood”). The Series E preferred stock, Series F preferred stock and secured convertible promissory notes contain conversion, exercise and issuance limitations providing that Redwood may not be issued shares of common stock (whether by means of conversion of Series E preferred stock, Series F preferred stock, or secured convertible promissory notes or otherwise) if after giving effect to such issuance Redwood would beneficially own in excess of 9.99% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series E preferred stock, Series F preferred stock, and secured convertible promissory notes that could be issued to Redwood if such 9.99% limitation does not apply.

(3)
The address of Eagle Equities, LLC (“Eagle”) is 525 Norton Parkway, New Haven, CT 06511. Consists of shares of common stock owned as of January 20, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series G preferred stock.

(4)
The address of Bay Private Equity Inc. (“Bay”) is 2727 Steeles Ave. W. Suite 403, Toronto, Ontario, Canada. Consists of shares of common stock owned as of January 20, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series G preferred stock. The Series G preferred stock contains conversion and issuance limitations providing that Eagle may not be issued shares of common stock (whether by means of conversion of Series G preferred stock or otherwise) if after giving effect to such issuance Bay would beneficially own in excess of 9.9% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series G preferred stock that could be issued to Bay if such 9.9% limitation does not apply.

(5)
The address of Global Ichiban Ltd. (“Global Ichiban”) is 20 Cross Street #02-18, China Square Central, Singapore 048422. Consists of shares of common stock owned as of January 20, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series G preferred stock and Series J preferred stock held by Global Ichiban. The Series G preferred stock and Series J preferred stock contain conversion, exercise and issuance limitations providing that Global Ichiban may not be issued shares of common stock (whether by means of conversion of Series G preferred stock or Series J preferred stock, or otherwise) if after giving effect to such issuance Global Ichiban would beneficially own in excess of 9.9% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series G preferred stock or Series J preferred stock that could be issued to Global Ichiban if such 9.9% limitation does not apply.

(6)
The address for Seng Wei Seow (“Seow”) is 17 Jalan Haji Salam, Singapore 468784. Consists of shares of common stock owned as of January 20, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series A preferred stock and Series G preferred stock held by Seow. The Series A preferred stock and Series G preferred stock contain conversion, exercise and issuance limitations providing that Seow may not be issued shares of common stock (whether by means of conversion of Series A preferred stock or Series G preferred stock or otherwise) if after giving effect to such issuance Seow would beneficially own in excess of 9.9% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series A preferred stock or Series G preferred stock that could be issued to Seow if such 9.9% limitation does not apply.

(7)
Does not include 293,681 shares of common stock held by TFG Radiant Investment Group Ltd. (“TFG Radiant”). Does not include 333,333,333 shares of common stock held by Tertius Financial Group Pte. Ltd. (“Tertius”). Mr. Lee is managing director and a 50% owner of Tertius. Tertius is a 17% owner of TFG Radiant. Mr. Lee disclaims beneficial ownership of our securities held by TFG Radiant or by Tertius except to the extent of his pecuniary interest.

(8)
Does not include 293,681 shares of common stock held by TFG Radiant. Mr. Xu is an investor in TFG Radiant, and disclaims beneficial ownership of our securities held by TFG Radiant except to the extent of his pecuniary interest therein.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this Proxy Statement. These forward-looking statements include but are not limited to statements and information concerning statements regarding:

•
the potential dilution of current shareholders of the Company if the Authorized Share Increase is approved and the Company issues shares of common stock upon conversion of its outstanding convertible notes and convertible preferred stock;

•	the market’s near and long term reaction to the Authorized Share Increase; and

•	statements regarding our intention to engage in future equity transactions, each as further provided and described below.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often but not always using phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, will occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking statements.

These forward-looking statements are based on the beliefs of the management of the Company as well as on assumptions that such management believes to be reasonable, based on information currently available at the time such statements were made. However, there can be no assurance that forward-looking statements will prove to be accurate.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•
potential future decreases in the price of our common stock due to, among other things, the issuance of shares of common stock upon the conversion of our outstanding convertible preferred stock and convertible notes causing dilution of the common stock, the announcement of the Authorized Share Increase, our inability to make our common stock more attractive to a broader range of institutional or other investors, as a result of, among other things, investors viewing the Authorized Share Increase negatively or due to future financial results, market conditions, the market perception of our business, our inability to increase revenues and reduce costs or other factors adversely affecting the market price of our common stock, notwithstanding the Authorized Share Increase or otherwise

•	unanticipated negative reactions to the Authorized Share Increase or unanticipated circumstances or results that could negatively affect interest in our common stock by the investment community; or

•	general business, economic, and competitive uncertainties.

PROPOSAL NO. 1:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED
AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

Overview

Our Board of Directors has adopted, declared advisable and is submitting for stockholder approval an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 2,000,000,000 to 20,000,000,000.

Form of the Authorized Share Increase

If stockholders approve this Proposal No. 1, the Company’s Amended and Restated Certificate of Incorporation will be amended to increase the number of shares of common stock the Company is authorized to issue from 2,000,000,000 to 20,000,000,000. The par value of the common stock will remain at $0.0001 per share. The amendment would amend the first sentence of Article 4 of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“The total number of shares of all classes of stock that the Corporation shall have authority to issue is twenty billion (20,000,000,000) shares of common stock, having a par value of $0.0001 per share, and twenty-five million (25,000,000) shares of preferred stock, having a par value of $0.0001 per share.”

The remaining text of Article 4 of the Company’s Amended and Restated Certificate of Incorporation will remain unchanged. The form of the amendment is attached to this Proxy Statement as Appendix A.

Purpose of the Authorized Share Increase

The Board is recommending this increase in authorized shares of common stock primarily to give the Company appropriate flexibility to issue shares in the future. The additional shares would provide the Company greater flexibility to settle our obligations under our outstanding convertible notes and outstanding convertible preferred stock by allowing us to issue shares rather than make payments in cash. The additional shares would also permit the Company to issue shares for general corporate purposes and to provide for future corporate needs. The shares may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of any stock exchange or stock market on which the Company’s common stock is then listed or traded.

The newly authorized shares of common stock would be issuable for any proper corporate purpose, including issuances of shares (rather than cash payments) to settle our obligations on our outstanding convertible notes and outstanding convertible preferred stock, future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock plans and savings plans or for other corporate purposes.

Other than issuing shares (in lieu of making cash payments) on our outstanding convertible notes and outstanding convertible preferred stock, there are no immediate agreements, plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of common stock that would be authorized by the proposed amendment. However, the Board believes that these additional shares will provide the Company with needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.

As of January 20, 2017, we had 2,000,000,000 shares of common stock authorized for issuance under our Certificate of Incorporation, of which 1,543,271,232 shares of our common stock were outstanding. As described below, we may issue large amounts of additional shares as follows in connection with our existing outstanding convertible securities and our existing compensation plans:

•	672,208 shares of common stock for issuance in connection with our various employee benefit and compensation plans;

•	222,145,666 shares of common stock for issuance in connection with the conversion of the Company’s Series A preferred stock*;

•	50,110 shares of common stock for issuance in connection with the exercise of outstanding rights to acquire common stock issued to certain investors;

•	101,880,208 shares of common stock for issuance in connection with the conversion of the Company’s outstanding Series E preferred stock*;

•	153,134,921 shares of common stock for issuance in connection with the conversion of the Company’s outstanding Series F preferred stock*;

•	957,321,921 shares of common stock for issuance in connection with the conversion of the Company’s outstanding Series G preferred stock*;

•	149,249,815 shares of common stock for issuance in connection with the conversion of the Company’s outstanding Series J and Series J-1 preferred stock; and

•	2,712,695,857 shares of common stock for issuance in connection with the conversion of the Company's outstanding secured and unsecured convertible notes*.

* The share amounts shown as being potentially issuable are current estimates. The amount of shares that would actually be issued by the Company could be less or more than the amounts shown based upon a number of factors, including the then current trading market price for the Company’s common stock. These convertible securities have a variable conversion price that is based upon a discount to the Company’s common stock trading price as of the time of conversion. Accordingly, the number of potentially issuable shares will increase or decrease, respectively, as the trading market price for the common stock decreases or increases. The estimated amounts shown above have been calculated assuming that common stock would be issued by the Company (in accordance with and after giving effect to various discounted and other applicable pricing provisions of the applicable contracts) as of January 20, 2017. The share amounts shown above also assume the maximum number of common shares that could be issued under the applicable contracts. The applicable contracts contain a number of restrictions that limit the numbers of shares that could be issued in any particular time period or under any particular set of circumstances. The share estimates above do not give effect to those contractual restrictions.

Using the assumptions described above, we could be required to issue up to 4,297,150,706 additional shares of common stock pursuant to our existing plans, securities and contracts.

If the Authorized Share Increase is approved it will increase the number of shares of common stock available for issuance to settle our outstanding convertible notes and convertible preferred stock. Absent the availability of shares of common stock, the Company would be forced to settle the convertible notes by payment of the outstanding principal and accrued interest in cash, if available. Further, the Company would be forced to redeem outstanding shares of convertible preferred stock for cash. If the Company does not have sufficient cash to make such payments on the outstanding convertible notes and outstanding convertible preferred stock, the Company would be unable to continue operations if it cannot otherwise negotiate the settlement of such obligations.

For this reason, the Board determined that the Authorized Share Increase would give the Company greater flexibility in settling these securities by increasing the number of shares of common stock available for issuance.

Since inception, we have incurred losses and anticipate that we will continue to incur losses for the foreseeable future. To fund ongoing operations, therefore, we will need to rely on additional financings of our equity and convertible debt securities. If the Authorized Share Increase is not approved by our stockholders, our future financing alternatives will be severely limited by the lack of unissued and unreserved authorized shares of common stock. If the Company does not have unissued and unreserved authorized shares of common stock sufficient to facilitate future offerings of our equity and convertible debt securities, the Company may be unable to raise the amount of working capital needed to continue operations.

In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and operations personnel, and if the Authorized Share Increase is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that the Compensation Committee of our Board deems appropriate could adversely impact our ability to achieve these goals. In short, the Board believes approval of this Proposal 1 is important to access the capital markets, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

The Company’s Amended and Restated Certificate of Incorporation also authorizes the issuance of 25,000,000 shares of preferred stock. The proposed amendment does not increase the number of shares of preferred stock that the Company is authorized to issue.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Generally, our stockholders do not have preemptive rights with respect to our common stock. Accordingly, should the Board elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares. We, however, have entered into agreements with several investors which grant such investors certain preemptive rights to purchase our securities.

Potential Risks and Adverse Effects of the Authorized Share Increase

Future issuances of common stock or securities convertible into common stock will have a significant dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. If the Authorized Share Increase is approved, our stockholders will experience significant dilution as a result of shares of common stock being issued pursuant to our outstanding convertible notes and outstanding convertible preferred stock. Further, due to our need to raise additional capital in order to fund continuing operations, our stockholders will also experience significant dilution as a result of shares of common stock being issued in connection with future financings that the Company may complete.

The Board cannot predict the effect of the Authorized Share Increase upon the market price for our shares of common stock.

The Authorized Share Increase will dramatically increase the number of authorized shares of common stock. A large amount of available shares of common stock could have adverse consequences, including but not limited to if the price of our common stock continues to decrease, the number of shares of common stock required to settle our convertible notes and our convertible preferred stock will continue to increase, and we may be required to issue a large number of shares of common stock to settle such conversions, which could massively dilute current stockholders, or if we run out of available authorized shares of common stock, we could be forced to make large cash payments, for which we may not have sufficient available capital.

Possible Anti-Takeover Implications of the Authorized Share Increase

The Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As indicated above, the purpose of the Authorized Share Increase is to ensure that we have sufficient authorized common stock to, among other things, consummate future equity and convertible debt financings. However, the Company’s authorized but unissued shares of common stock could be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.

Our Board did not propose the Authorized Share Increase in response to any effort known to our Board to accumulate common stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as limiting the ability of third parties to take over or effect a change of control.

The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of common stock. In addition, an increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. The Authorized Share Increase is not being recommended by our Board as part of an anti-takeover strategy.

Effectiveness of the Authorized Shares Increase and Required Vote

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The adoption of this amendment requires the approval of a majority of the outstanding shares of common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

PROPOSAL NO. 2:

ADJOURNMENT PROPOSAL

Overview

If at the Special Meeting the number of shares of common stock present or represented and voting in favor of the Authorized Share Increase is insufficient to approve the Authorized Share Increase, management may move to adjourn, postpone or continue the Special Meeting in order to enable the Board to continue to solicit additional proxies in favor of the Authorized Share Increase.

In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Authorized Share Increase. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Authorized Share Increase have been received, we could adjourn, postpone or continue the Special Meeting without a vote on the Authorized Share Increase and seek to convince the holders of those shares to change their votes to votes in favor of the Authorized Share Increase.

Required Vote

The Adjournment Proposal will be approved if a majority of the shares of common stock present in person or by proxy at the Special Meeting votes FOR the proposal. Accordingly, abstentions, if any, will be counted as votes AGAINST the Adjournment Proposal. No proxy that is specifically marked AGAINST the Authorized Share Increase will be voted in favor of the Adjournment Proposal, unless it is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Special Meeting to a later date.

Recommendation

The Board believes that if the number of shares of common stock present or represented at the Special Meeting and voting in favor of the Authorized Share Increase is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE AUTHORIZED SHARE INCREASE.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Stockholder Proposals to be Included in the Proxy Statement

To be considered for inclusion in our proxy materials for the 2017 Annual Meeting of Stockholders, a stockholder proposal would have had to be received in writing at our offices, 12300 North Grant Street, Thornton, Colorado 80241, no later than December 23, 2017.

Stockholder Proposals Not to be Included in the Proxy Statement

If you wish to make a stockholder proposal at the 2017 Annual Meeting of Stockholders that is not intended to be included in our proxy materials for that meeting, you generally must provide appropriate notice to us in the manner specified in our Bylaws between January 17, 2017 and February 18, 2017. Furthermore, a proxy for our 2017 Annual Meeting of Stockholders may confer discretionary authority to vote on any matter not submitted to us by March 8, 2017.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the stockholders at the Special Meeting, the persons named as proxies intend to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Victor Lee
President and Chief Executive Officer

February [__], 2017
Thornton, Colorado

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ASCENT SOLAR TECHNOLOGIES, INC.

Ascent Solar Technologies, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD: That the capital of the Corporation shall not be reduced under or by reason of this Amendment.

FOURTH: That upon the effectiveness of this Amendment, the Certificate of Incorporation is hereby amended such that the first sentence of Article 4 of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:
“The total number of shares of all classes of stock that the Corporation shall have authority to issue is twenty billion (20,000,000,000) shares of common stock, having a par value of $0.0001 per share, and twenty-five million (25,000,000) shares of preferred stock, having a par value of $0.0001 per share.”

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by ___________, its ___________, this [___] day of February, 2017.

ASCENT SOLAR TECHNOLOGIES, INC.

By:     /s/_____________________
Name:     [____________________]
Title:     [____________________]

Ascent Solar Technologies, Inc.
IMPORTANT SPECIAL MEETING INFORMATION
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on February [__], 2017.

Vote by Internet
	•	Log on to the Internet and go to www.investorvote.com/ASTI
	•	Follow the steps outlined on the secured website.

Vote by telephone
	•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	•	Follow the instructions provided by the recorded message.

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proposals — Board of Directors recommends a vote FOR Proposal No. 1.
		For	Against	Abstain
1
To approve an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") to approve an increase in the number of authorized shares of the Company's common stock from 2,000,000,000 to 20,000,000,000.

2	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the authorized share increase.

Non-Voting Items
Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box
/ /

01BVLB

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proxy — ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, CO 80241

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY [__], 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Victor Lee and Deb Koll, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on [____day], February [__], 2017, at 10:00 a.m., Mountain time, at the Company’s offices, 12300 North Grant Street, Thornton, Colorado 80241, and at any adjournment thereof (the “Special Meeting”), upon matters properly coming before the meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Continued and to be dated and signed on reverse side.